                                                                  EXHIBIT 10.d.6


                                                                  For Office Use

                                                           Dealer Lot No.



                                   [CAC LOGO]
                         CREDIT ACCEPTANCE CORPORATION

















                            Silver Triangle Building
                     25505 West Twelve Mile Road, Suite 3000
                         Southfield, Michigan 48034-8339
                                 (248) 353-2700




(C) 1994, Credit Acceptance Corporation. All rights reserved.               8/98
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[CAC LOGO] CREDIT ACCEPTANCE CORPORATION


                             DEALERSHIP APPLICATION

              Dealership Name:___________________________________________________________________________________________________
                                (Dealership name must agree with State issued license)

Organization Type (check one):      Corporation [ ]        Partnership [ ]       Sole Proprietorship [ ]      LLP [ ]   LLC [ ]

         Federal I. D. Number:___________________________________________________________________________________________________

Dealer Social Security Number:___________________________________________________________________________________________________

      Dealer's License Number:_________________________Installment Seller's License # (if required by State):____________________

    Dealership Street Address:___________________________________________________________________________________________________

              Mailing Address:___________________________________________________________________________________________________

                         City:______________________________________County: __________________State:_________Zip:________________

                      Phone #:____________________________________________________Fax #:_________________________________________

   Dealer Surety Bond Company:___________________________________________________________________________________________________

  Are You a Member of NIADA?  [ ]Yes  [ ] No. If Yes, Your Member Number is______________________________________________________

                                                                         PERSONAL CONTACTS

                        Owner:___________________________________________________________________________________________________

         Owner's Home Address:___________________________________________________________________________________________________

            Home Phone Number:___________________________________________________________________________________________________

             Spouse of Owner: ___________________________________________________________________________________________________

    CAC Contact at Dealership:___________________________________________________________________________________________________

              General Manager:___________________________________________________________________________________________________

             Used Car Manager:___________________________________________________________________________________________________

  Finance & Insurance Manager:___________________________________________________________________________________________________

               Office Manager:___________________________________________________________________________________________________

                                                                    GENERAL INFORMATION

             Bank Affiliation:___________________________________________________________________________________________________

             Number of Stores:___________________________________________________________________________________________________

                                                                    SALES VOLUME HISTORY
                                                                       AVERAGE MONTH

       New Retail Unit Volume:______________________________________   Used Retail Unit Volume:__________________________________

           Number of Salespeople:   New:_____________________________Used:___________________________Total:______________________

   Dealer Referrals:                   1                                        2                                       3

   Contact Person   _______________________________________  ______________________________________  ____________________________

   Dealership       _______________________________________  ______________________________________  ____________________________

   City, State      _______________________________________  ______________________________________  ____________________________

   Phone #          _______________________________________  ______________________________________  ____________________________


(R) 1994, Credit Acceptance Corporation. All rights reserved.               1/97

                        SERVICING AGREEMENT INSTRUCTIONS

   To begin your association with Credit Acceptance Corporation, you need to complete the enclosed Servicing Agreement (as explained below). PLEASE ATTACH YOUR CHECK FOR THE SIGN UP FEE ($4,500 FOR EACH STORE). THIS SIGN UP FEE IS NON-REFUNDABLE. Note: you will need to execute one Servicing Agreement and one Dealer Application (first page) for each store entering the CAC Financing Program.

   YOU MUST ALSO ENCLOSE A COPY OF YOUR DEALER'S LICENSE, DEALER SURETY BOND (IF REQUIRED IN YOUR STATE) AND INSTALLMENT SELLERS LICENSE WITH THIS SERVICING AGREEMENT

                       COMPLETING THE SERVICING AGREEMENT

       Page 1:  There are four lines that need to be completed.
                (1) Date you are completing Servicing Agreement.
                (2) Legal name of Dealership.
                (3) State of incorporation,  or if not  incorporated,  state in which you are registered to do business.
                (4) Address of Dealership.

       Page 5:  There are three lines that need to be completed.
                (1) Print the name of your Dealership on the line just above the word "Dealership" (leave the other lines blank).
                (2) Sign next to the word "By:"
                (3) Print your title next to the word "Title:"

       Page 6:  (Complete only if incorporated.) There are six blanks to be completed.
                   (1) Name of corporate secretary.
                   (2) Name of Dealership.
                   (3) State of incorporation.
                   (4) Date of completion.
                   (5) Date of completion.
                   (6) Secretary's signature (with seal if applicable).

       Page 6: (Complete only if incorporated.) There are eight blanks to be completed.
                   (1) Name of President of Corporation.
                   (2) Name of Vice President of Corporation.
                   (3) Name of Secretary of Corporation.
                   (4) Name of Corporation.
                   (5) State of Incorporation.
                   (6) Date of execution.
                   (7) Date of execution.
                   (8) Signature of Secretary (with seal if applicable).


                               SERVICING AGREEMENT

         This Servicing Agreement, dated as of ______________________________,
      19 ___ is made between Credit Acceptance Corporation, a Michigan corporation (herein, together with its successors and assigns, called "Servicer"), with offices at 25505 West Twelve Mile Road, Southfield, Michigan 48034-8339 and _______________________________________________, a
      ______________________________ corporation, sole proprietorship, partnership, LLC, or LLP (circle one) (herein, together with its permitted successors and assigns, called "Dealer"), with its executive offices at_______________________________________________________________________.

         In consideration of the premises and the mutual agreements contained herein the parties hereto agree as follows:


ARTICLE I

DEFINITIONS

1.01 DEFINITIONS
     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "ADMINISTRATIVE EXPENSES" means all costs, fees, charges, attorney fees and expenses incurred by Servicer (other than Collection Costs and attorney fees incurred in connection with the collection of a Receivable) pursuant to Section 4.03.

     "ADVANCE" means an amount advanced to the Dealer pursuant to Section 3.01.

     "AGREEMENT" means this Servicing Agreement as executed by the parties and all amendments and supplements hereto.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a holiday.

     "COLLECTION COSTS" means all out-of-pocket costs incurred by Servicer in the administration, servicing and collection of a Receivable, including the cost of selling and preparing for sale any Financed Vehicle and the costs of litigation. Collection Costs also include amounts expended by Servicer to maintain any insurance upon a Financed Vehicle.

     "COLLECTIONS" means all collections received by Servicer with respect to a Receivable, less any payments required by law to be remitted to the Obligor, less any NSF checks.

     "CONFIDENTIAL INFORMATION" means all confidential and/or secret information concerning Servicer including, but not limited to, customer lists, names of customers and all information developed by and/or for Servicer and/or its affiliates, whether now owned or hereafter obtained, concerning plans, marketing and sales methods, customer relationships, materials, processes, procedures, devices utilized by Servicer and/or its affiliates, business forms, costs, prices, suppliers, information concerning past, present or future contractors, representatives and past, present and/or future customers of Servicer and/or its affiliates, plans for development of new or existing products, services and expansion into new areas or markets, internal operations and any variations, trade secrets, proprietary information and other confidential information of any type together with all written, graphic, video and other materials relating to all or any part of the same.

     "DISTRIBUTION DATE" means the 10th day of the month, or if such 10th day is not a Business Day, the next Business Day.

     "EVENT OF DEFAULT" means an event specified in Section 5.04.

     "FINANCED VEHICLE" means an automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

     "NET DOWN PAYMENT" means the amount of "cash" or "trade" down payment paid by the Obligor with respect to the purchase of the Financed Vehicle. Dealer agrees to disclose on credit applications any and all rebates and source of down payment, if known by the dealer. Dealer warrants not to purchase any item, transfer funds, include any post dated checks, rebates or installment notes to buyer for use as down payment or for any other reason related to purchase, and that the down payment has been collected in full prior to assignment to "CAC". Failure to disclose such information makes said contracts full recourse to dealer and requires immediate payment in full of said contracts.

     "OBLIGOR" on a Receivable means the purchaser or the co-purchaser's of a Financed Vehicle or any other Person who owes payments under the Receivable.

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

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     "QUALIFYING RECEIVABLE" means a retail installment sale contract which meets the Servicer's credit standards and the following specifications:

         (i) it has not been rescinded and it is a valid, binding and enforceable obligation of the Obligor;

         (ii) it is not in default at the date of transfer to Servicer;

         (iii) it is owned by the Dealer free and clear of all liens, claims, options, encumbrances, security interests and other rights (other than liens in favor of Servicer);

         (iv) it is enforceable against the Obligor for the amount shown as owing in the contract and in the records of the Dealer;

         (v) it complied at the time it was originated or made, and is currently in compliance in all respects, with all requirements of applicable federal, state and local laws, and regulations thereunder, including, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson - Moss Warranty Act, Federal Reserve Board Regulations B, M and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and any other consumer credit or equal opportunity disclosure;

         (vi) it is not subject to any offset, credit, allowance or adjustment nor has the Obligor disputed his or her liability under the contract;

         (vii) the Dealer has assigned to the Servicer a first and prior perfected security interest in the Financed Vehicle securing the performance of the Obligor and neither the Receivable nor the security interest in the Financed Vehicle has been subordinated;

         (viii) the Financed Vehicle is adequately insured with a policy or policies covering damage, destruction and theft of the Financed Vehicle and such policies name Servicer as a loss payee;

         (ix) all representations and warranties contained in the assignment section of the retail installment sale contract are true and correct as of the date of transfer to the Servicer;

         (x) the Dealer has complied with the procedures for approval of Receivables and making of advances adopted by the Servicer from time to time.

         (xi) all signatures on it are genuine;

         (xii) Dealer received the cash down payment or trade-in described in the contract;

         (xiii) neither Dealer nor, to Dealer's knowledge, any employee or representative of the Dealer has lent the Obligor any part of the down payment;

         (xiv) the motor vehicle has never been used as a taxi-cab;

         (xv) the Dealer delivered the motor vehicle and the motor vehicle satisfied all warranties, expressed or implied, made to the Obligor;

         (xvi) the Obligor owns the motor vehicle free of all liens or encumbrances except the security interest granted in the contract; and

         (xvii) all amounts indicated in the Itemization of the Amount Financed have been paid.

     "RECEIVABLE" means a Qualifying Receivable executed by the Obligor with respect to a Financed Vehicle, which Receivable shall have been assigned to Servicer for administration, servicing and collection.

     "RECEIVABLE FILES" means all writings (including an executed copy of the retail installment sale contract) and business records relating to a Receivable.




ARTICLE II

ADMINISTRATION AND SERVICING OF RECEIVABLES

2.01  ACCEPTANCE OF RECEIVABLES; DUTIES OF SERVICER

     (a) The Dealer may submit retail installment sale contracts to the Servicer for administration, servicing and collection under the terms of this Agreement. Submission of such a contract to the Servicer constitutes a representation and warranty by the Dealer that such contracts meets the criteria set forth in the definition of Qualifying Receivable.

     (b) If Servicer issues an approval number with respect to a Qualifying Receivable, the Dealer shall deliver the Receivable Files to the Servicer and assign such Receivable and Dealer's security interest in the Financed Vehicle to the Servicer as nominee for the Dealer, which assignment shall be for purposes of administration, servicing and collection of the Receivable, as well as for security purposes as set forth in Section 2.07. Upon the request of Servicer, the Dealer will furnish the Servicer with any additional powers of attorney and other documents that the Servicer deems necessary or appropriate to enable the Servicer to carry out its administration, servicing and collection duties hereunder.

     (c) Servicer's issuance of an approval number shall not be deemed to be acceptance of a contract for Servicing hereunder. Acceptance of a Qualifying Receivable shall occur only at such time as Servicer receives and approves the related Receivable Files.

     (d) If the Servicer accepts such Qualifying Receivable it shall be deemed a Receivable under this Agreement and the Servicer will service and administer such Receivable on behalf of the Dealer in accordance with the terms of this Agreement. The Servicer's duties shall consist of collection and posting of all payments; holding the Receivable Files; collecting payments due under the Receivables as set forth in Section 2.02 and reapplying the amounts so collected in the manner set forth in Section 3.03; responding to inquiries of Obligor on the Receivables; investigating delinquencies; sending monthly payment books and/or receipts to Obligors; and furnishing monthly statements to the Dealer. The Servicer is hereby authorized and empowered to endorse the Dealer's name on any payments made payable to the Dealer and execute and deliver, in the Servicer's own name, on behalf of the Dealer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles.

     (e) Notwithstanding any provision to the contrary elsewhere in this Agreement, the Servicer is acting as an independent contractor, and shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Dealer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist with respect to the Servicer.

2.02 COLLECTION OF RECEIVABLE PAYMENTS
     The Servicer shall use reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due. If any payments of a Receivable are made to the Dealer after such Receivable is accepted by the Servicer under this Agreement, the Dealer will immediately forward such payment to the Servicer in the form received. The Servicer may, in its discretion, waive any late payment charge or any other fee that may be collected in the ordinary course of servicing a Receivable.

2.03 REALIZATION UPON REPOSSESSION
     On behalf of the Dealer, at the discretion of the Servicer, the Servicer shall use reasonable efforts to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable, and sell or otherwise liquidate the Financed Vehicle. In exercising reasonable efforts to sell or otherwise liquidate the Financed Vehicle, the Servicer shall follow such practices and procedures as it deems necessary or advisable in its servicing of automotive receivables, which may include selling the Financed Vehicle at public or private sale.

2.04 PHYSICAL DAMAGE INSURANCE
     If required by the Servicer, the Dealer shall require that each Obligor shall have obtained and shall maintain adequate insurance covering damage, destruction and theft of the Financed Vehicle, at least in the minimum amounts required by law. If the Servicer has required such insurance and has determined that an Obligor has allowed any such insurance covering the related Financed Vehicle to lapse, the Servicer may place such insurance and pay the related premium for the account of the Obligor and the Dealer.

2.05 SECURITY INTERESTS IN FINANCED VEHICLES
     The Dealer will take such steps as are necessary to perfect the security interest in the Financed Vehicle in the name of the Servicer, including placing the Servicer's name as lienholder on all titles to Financed Vehicles.

2.06 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES THE Dealer shall provide to the Servicer all Receivable Files in its possession; provided, however, that this Section 2.06 shall not require the Dealer to violate any applicable law prohibiting disclosure of information regarding an Obligor.

2.07 SECURITY INTEREST
     The Dealer hereby grants the Servicer a security interest in all Receivables now or hereafter transferred to the Servicer pursuant to this Agreement and in the Dealer's interest in the Financed Vehicles connected therewith, together with all proceeds, as security for the payment of all indebtedness of the Dealer to the Servicer, including Advances, Collection Costs, Administrative Expenses and any other amount due to the Servicer hereunder. This grant of a security interest will survive the termination of this Agreement until the Dealer has paid all its obligations to the Servicer, including those due under this Agreement, including Advances and Collection Costs, in full.

     In addition to the security interest granted above, Dealer, upon demand by the Servicer, will grant to Servicer a security interest in all Collateral possessed by the Dealer, the term "Collateral" being defined to mean all inventory and goods now or hereafter acquired or owned, including, but not limited to, goods, tangible property, business records, stock and trade, supplies, merchandise used in or sold in the ordinary course of business, all machinery, equipment, furniture, ledgers, books, chattels, and all other tangible personal property of every nature and description now existing or hereafter acquired, together with all substitutions, replacements and additions thereto, all contracts, patents, licensing agreements, supplier lists, business records, and customer lists together with all proceeds and product of all the foregoing. Dealer agrees to execute UCC Financing Statements and to take such other actions requested by Servicer in order to perfect such security interest of Servicer.


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ARTICLE III

ADVANCES, DISTRIBUTIONS AND SERVICING FEE

3.01 ADVANCES
     Upon the acceptance by the Servicer of a Qualifying Receivable under
     Section 2.01, the Servicer may, in its discretion, make an Advance. The amount of the Advance will be determined by the applicable advance program currently in use by the Servicer in the Dealer's state of operation. Such Advances shall be repaid to the Servicer as provided in Section 3.03, and shall be repaid immediately upon the termination of this Agreement or upon the occurrence of an Event of Default. Servicer may modify from time to time its advance methodology upon written notice to the Dealer.

3.02 SERVICING FEE
     As compensation for the services provided by the Servicer to the Dealer, the Servicer will retain 20% of all Collections net of Collection Costs.

3.03 APPLICATION OF FUNDS

     Collections received by the Servicer during a calendar month shall be applied as follows:

          FIRST, to reimburse Servicer for all Collection Costs;

          SECOND, to pay to Servicer its servicing fee set forth in Section 3.02 above;

          THIRD, to any outstanding Advances or any other indebtedness or amounts owing from the Dealer to the Servicer, including, without limitation, the Administrative Expenses and any indemnification obligations of Dealer to Servicer pursuant to Section 4.02 of this Agreement; and

          FOURTH, to the Dealer.

     All amounts due to the Dealer under this Section 3.03 with respect to Collections made during the calendar month shall be paid to the Dealer no later than the Distribution Date occurring in the following calendar month.

3.04 STATEMENT TO DEALER
     The Servicer shall provide to the Dealer a statement containing the following information: (i) The amounts set forth in Section 3.03; (ii) The amount of any distribution to the Dealer.


ARTICLE IV

THE DEALER

4.01 REPRESENTATIONS OF THE DEALER

     The Dealer makes the following representations on which the Servicer is relying in accepting the Receivables, and each request by the Dealer to the Servicer to administer, service and collect a Receivable under Section 2.01 will act as a reaffirmation of each of the following representations as of the date of such request:

         (i) ORGANIZATION AND GOOD STANDING. The Dealer is duly organized and is validly existing as a corporation in good standing under the laws of state of its incorporation, with full power and authority to own its properties and to conduct its business, and had at all relevant times, and shall have power, authority, and legal right to acquire and own the Receivables.

         (ii) DUE QUALIFICATION. The Dealer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

         (iii) POWER AND AUTHORITY. The Dealer has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery, and performance of this Agreement has been duly authorized by the Dealer by all necessary corporate action.

         (iv) BINDING OBLIGATIONS. This Agreement constitutes a legal, valid, and binding obligation of the Dealer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general.

         (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice of lapse of time) a default under any indenture, agreement, or other instrument to which the Dealer is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor violate any law or any order, rule, or regulation applicable to the Dealer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Dealer or its properties.

         (vi) NO PROCEEDINGS. There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Dealer or its properties: (a) asserting the invalidity of this Agreement, (b) seeking to prevent any of the transactions contemplated by this Agreement, or (c) seeking any determination or ruling that might materially and adversely affect the financial condition of the Dealer or the performance by the Dealer of its obligations under, or the validity or enforceability of this Agreement. Neither the Dealer nor any of its officers or employees is operating under or subject to, or in default with respect to any adjudicatory order, writ, injunction or decree of any court or federal, state, municipal or governmental department, commission, board, agency or instrumentality, domestic or foreign, related to the conduct of the Dealer's business; and neither the Dealer nor any of its directors, officers or employees is subject to any cease and desist order, supervisory agreement or arrangement or disqualification consensual or otherwise, with any regulatory authority, which is material to the Receivables or the transactions contemplated hereby.

         (vii) BROKERS AND FINDERS. Neither Dealer nor any person acting on its behalf has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated herein.

         (viii) COMPLIANCE WITH LAWS. Dealer has complied with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to it or the Receivables or the Financed Vehicles. All licenses, permits, orders or approvals of any governmental or regulatory body which are required in connection with Dealer's business ("Permits"), are in full force and effect, no violations are or have been recorded in respect to any such Permits and no proceedings are pending or, to Dealer's knowledge, threatened to terminate, revoke or limit any of such Permits.

         (ix) CHARACTERISTICS OF RECEIVABLES. Each Receivable was originated by Dealer for the sale of a Financed Vehicle in the ordinary course of Dealer's business, was fully and properly executed by the parties thereto, and contains customary and enforceable provisions for an installment sale of a motor vehicle in the state in which the Obligor is located.

         (x) SOURCE OF DOWN PAYMENT. Dealer agrees to disclose on credit applications any and all rebates and source of down payment, if known by the dealer. Dealer warrants not to purchase any item, transfer funds, include any post dated checks, rebates or installment notes to buyer for use as down payment or for any other reason related to purchase, and that the down payment has been collected in full prior to assignment to "CAC". Failure to disclose such information makes said contracts full recourse to dealer and requires immediate payment in full of said contracts.

         (xi) LAWFUL ASSIGNMENT. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the assignment of such obligation as contemplated under this Agreement would be unlawful, void or voidable.

         (xii) ONE ORIGINAL. There is only one original executed copy of each Receivable.

         (xiii) DISCLOSURE OF MATERIAL FACTS. The representations and warranties contained in this Agreement or in any other agreement, schedule, exhibit or other document delivered pursuant hereto do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading.

         (xiv) NON-RELIANCE. The Dealer has independently and without reliance upon the Servicer, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition and creditworthiness of each Obligor and made its own decision to enter into a retail installment sale contract with such Obligor.

4.02 INDEMNITIES
     The Dealer will defend, indemnify, and hold harmless the Servicer from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from:

         (i) the use, ownership, or operation by the Servicer or any affiliate thereof of a Financed Vehicle or Servicer's performance of this Agreement, including the administration, servicing and collection of any Receivable; and

         (ii) any claims by the Obligor with respect to the Receivable, the Financed Vehicle or the purchase thereof, except to the extent of the Servicer's gross negligence or willful misconduct in the performance of duties hereunder;

         (iii) any breach of any of the representations, warranties or agreements made by Dealer in this Agreement; and

         (iv) any taxes that may at any time be asserted against the Servicer with respect to the transactions contemplated herein (other than taxes measured by the net income of Servicer), including, without limitation any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes and costs and expenses in defending against same.

     Indemnification under this Section shall include reasonable attorneys' fees and all expenses of litigation.

4.03 ADMINISTRATIVE EXPENSES

     The Dealer agrees to reimburse Servicer, on demand, for all Administrative Expenses incurred by Servicer in connection with (i) protecting Servicer's interest in Qualifying




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

     Receivables and the Financed Vehicles; and (ii) enforcement of the provisions of this Agreement, including, without limitation, (a) to commence, defend or intervene in any litigation or to file a petition, complaint, motion, answer or other pleadings; and (b) to take any other action in or with respect to any suit or proceeding, including, without limitation, any bankruptcy proceeding.

4.04 CONFIDENTIALITY
     Except as required for Dealer to conduct its regular daily business with Servicer, Dealer shall not at anytime, either during or for a period of two years after termination of Dealer's relationship with Servicer, or in any way, disclose, disseminate, transfer and/or use, or permit anyone else to disclose, disseminate, transfer and/or use, any Confidential Information of Servicer, and Dealer shall retain all such information in trust in a fiduciary capacity for the sole use and benefit of Servicer and/or its affiliates. Dealer acknowledges that the Confidential Information of Servicer is valuable, special and unique to Servicer's business and on which such business depends, and is proprietary to Servicer and its affiliates, and that Servicer has protected and wishes to continue to protect the confidential Information by keeping it secret and confidential for the sole use and benefit of Servicer and its affiliates. Dealer will take all steps necessary and all steps reasonably requested by Servicer, to insure that all such Confidential Information is kept secret and confidential for the sole use and benefit of Servicer and its affiliates. In so doing, Dealer shall require and represents that each of its employees, agents and representatives complies with each and every provision of this Agreement. Upon termination of this Agreement without the necessity of any request from Servicer, or at any other time Servicer may in writing so request, Dealer shall promptly deliver to Servicer all materials concerning any Confidential Information, copies thereof and any other materials of Servicer and/or its affiliates which are in Dealer's possession or under Dealer's control, and Dealer shall not make or retain any copy, draft or extract thereof which has been made at any time. Dealer acknowledges that the foregoing provisions are necessary to protect the special knowledge of Servicer's and its affiliates' trade secrets (which are the result of a considerable amount of time, money and effort of Servicer and its affiliates over a period of 20 years to increase and maintain its sales, including product sales) which Dealer has acquired and will acquire in carrying out Dealer's job responsibilities as well as Servicer's goodwill and customer relationships to which Dealer has gained access through Dealer's dealer relationship. Nothing contained herein shall be construed or considered to vest in the Dealer any right, title or interest of any kind in or to the information disclosed or made available to it by the Servicer pursuant to this Agreement or otherwise. Accordingly, Dealer acknowledges and agrees that all memoranda, notes, records, agreements, documents and other materials, as well as copies and drafts thereof, made and/or compiled by Dealer and/or made available to Dealer during the course of his/her dealer relationship, which relate to the Confidential Information (as stated above), is and shall remain the property of Servicer. The obligations of Dealer under this Section 4.03 shall survive the termination (for any reason) or breach of this Agreement.

     Dealer acknowledges and agrees that the covenants and undertakings in this
     Section 4.04 relate to matters which are of a special, unique and extraordinary character and that a violation of any of them will cause irreparable injury to Servicer, the amount of which will be extremely difficult, if not impossible to estimate or determine and which cannot be completely and adequately compensated by monetary damages alone. Therefore, Dealer agrees that Servicer shall be entitled, as a matter of course, and as a matter of law, without the need to prove irreparable injury, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any of such terms by Dealer and such other persons as the court shall order. Dealer agrees to pay all costs and legal fees incurred by Servicer in pursuing its remedies in any legal or equitable action. Dealer further acknowledges that the restraints imposed upon it pursuant to the foregoing are no greater than are reasonably necessary to preserve and protect Servicer's legitimate business interests and that such restraints will not impose an undue hardship upon Dealer.


ARTICLE V

TERMINATION AND ASSIGNMENT

5.01 MERGER OR CONSOLIDATION OF SERVICER
     Any corporation (i) into which the Servicer may be merged or consolidated,
     (ii) which may result from any merger, conversion, or consolidation to which the Servicer shall be a party or (iii) which may succeed to the business of the Servicer, shall be the successor to this Agreement without any further act on the part of any of the parties to this Agreement.

5.02 RESIGNATION AS SERVICER
     Regardless of whether there is an Event of Default or an event with the lapse of time, giving of notice or both would become an Event of Default, the Servicer may terminate this Agreement, at any time, upon 30 days written notice to the Dealer.

5.03 TERMINATION BY THE DEALER
     So long as there is no Event of Default or an event which with the lapse of time, giving of notice or both would become an Event of Default, the Dealer may terminate this Agreement with respect to all Receivables upon 30 days prior written notice to the Servicer.

5.04 EVENTS OF DEFAULT

     This Agreement shall terminate immediately, without further notice to Dealer, and Servicer shall be entitled to immediate repayment of all outstanding Advances and the other amounts specified in Section 5.05 upon the occurrence of any one of the following events ("Events of Default"):

         (i) failure on the part of the Dealer duly to observe or to perform any covenant or agreement set forth in this Agreement, which failure shall continue unremedied for a period of ten Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Dealer by the Servicer; or

         (ii) the breach by the Dealer of any representation or warranty set forth in this Agreement, including any with respect to Qualifying Receivables; or

         (iii) the Dealer misrepresents in any respect any facts or circumstances relating to an installment contract submitted to Servicer or any Obligor or motor vehicle covered by such contract; or

         (iv) the entry of a decree or order by a court or agency or supervisory authority for the appointment of a conservator, receiver or liquidator for the Dealer in any bankruptcy, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstated and in effect for a period of 60 consecutive days; or

         (v) the consent by the Dealer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Dealer; or the Dealer, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

         (vi) the Dealer fails to place with the Servicer fifteen (15) Qualifying Receivables per calendar quarter (which calendar quarter shall begin with the signing date of this Agreement) for two consecutive calendar quarters; or

         (vii) any guaranty executed in connection with this Agreement is revoked, terminated or becomes unenforceable in whole or in part, or any guarantor fails to promptly perform under such a guaranty; or

         (viii) any judgment is entered against the Dealer or any guarantor, or any attachment, levy or garnishment is issued against any property of the Dealer or any guarantor; or (ix) the Dealer or any guarantor, without the Servicer's written consent, (a) is dissolved; (b) merges or consolidates with any third party; (c) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of business; (d) ceases to operate its business; or (e) agrees to do any of the foregoing; or

         (x) there is a substantial change in the existing or prospective financial condition of the Dealer or any guarantor which the Servicer in good faith determines to be materially adverse; or

         (xi) the Servicer in good faith deems itself insecure.


5.05 EFFECT OF TERMINATION

      Upon any termination of this Agreement pursuant to Section 5.03 or Section 5.04, the Dealer shall immediately pay to the Servicer the following amounts:
         (i)  Any unreimbursed Collection Costs and Administrative Expenses;

         (ii) Any unpaid Advances and all other amounts owed by the Dealer to the Servicer; and

         (iii) A termination fee equal to 20% of the then outstanding amount of the Receivables.

     Upon receipt in full of the amounts set forth in (i) through (iii) above, Servicer shall deliver all Receivable Files to the Dealer and shall take such action as may be requested by Dealer to terminate or assign to the Dealer the Servicer's security interest in the Receivables and Financed Vehicles. If the Dealer fails to promptly pay such amounts, the Servicer may exercise any rights it has, including those under the Uniform Commercial Code, and may, at its discretion, continue to collect the Receivables and retain Collections in satisfaction of such amounts due from the Dealer.


5.06 COLLECTION FOLLOWING TERMINATION
     If this Agreement is terminated pursuant to Section 5.02, Servicer shall continue to service and administer Receivables accepted for service and administration hereunder prior to the date of termination unless (a) Dealer pays to Servicer the amounts set forth in Section 5.05, at which time
     Section 5.05 shall govern, or (b) an Event of Default occurs after the date of termination, at which time the provisions of Section 5.05 shall apply.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 GOVERNING LAW
     This Agreement shall be construed in accordance with the laws of the State of Michigan and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

6.02 NOTICES
     All demands, notices, and communications under this Agreement shall be in writing, personally delivered or mailed by first-class mail, and shall be deemed to have been duly given upon receipt at the address specified on the first page of this Agreement, or at such other address as shall be designated in writing by a party.

6.03 SEVERABILITY OF PROVISIONS; UNENFORCEABILITY
     If any one or more of the provisions of this Agreement shall be for any reason whatsoever held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement or the rights of the Dealer or the Servicer. If for any reason a court determines that any part of any of the provisions of this Agreement is unreasonable in scope or otherwise unenforceable, such provision(s) will be deemed modified and fully enforceable, as so modified, to the extent determined by the court to be reasonable under the circumstances.

6.04 ARBITRATION AND COSTS
     Any disputes and differences arising between the parties in connection with or relating to this Agreement or the parties relationship with respect hereto shall be settled and finally determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall take place in Southfield, Michigan and shall be conducted by three arbitrators, one of whom shall be selected by the Dealer, one selected by the Servicer and the third by the two arbitrators so selected. Each party shall notify the other party of the arbitrators selected by it within 30 days of a written request from one party to the other for arbitration. In the event either party shall fail to select an arbitrator or fail to notify the other party of the arbitrator which it has selected within such time period, the arbitrator so selected by the other party shall select a second arbitrator. The decision and award of the arbitrators shall be in writing, and shall be final and binding upon the parties hereto. Judgement upon the award may be entered in any court having jurisdiction thereof or any application may be made to such court for judicial acceptance of or award in order of enforcement, as the case may be. In the event that the Servicer shall prevail under any dispute or claim with respect to this Agreement, the Dealer shall pay any costs and expenses incurred by the Servicer with respect to such dispute, including court costs and attorneys' fees. Notwithstanding the foregoing, Servicer shall be entitled to seek legal and equitable relief under this Agreement, pursuant to Section 4.04 or otherwise, in any court of record in the State of Michigan, County of Oakland, or in the United States District Court of the Eastern District of Michigan, and Dealer consents to the jurisdiction thereof.

     To the extent Servicer and Dealer waive the right to arbitration pursuant to this Section 6.04, the parties stipulate and agree that jurisdiction shall exist exclusively in any court of competent jurisdiction in the State of Michigan, County of Oakland or in the United States District Court of the Eastern District of Michigan.

6.05 RIGHTS CUMULATIVE
     All rights and remedies from time to time conferred upon or reserved to the Servicer are cumulative, and none is intended to be exclusive of another. No delay or omission is insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.

6.06 USAGE OF TERMS
     With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".

6.07 ASSIGNMENT
     This Agreement shall inure to the benefit of the Servicer and the Dealer and each of their permitted successors and assigns. Notwithstanding anything in this Agreement to the contrary, the Dealer may not assign its rights under this Agreement to any Person without the prior written consent of the Servicer.

6.08 SETOFF
     The Servicer may, at any time and from time to time, at its option, setoff and apply against any amounts due to the Servicer either hereunder or otherwise any Dealer funds held by Servicer.

6.09  DELEGATION OF DUTIES; LIABILITY
     The Servicer may execute any of its duties under this Agreement by or through agents, nominees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Servicer shall not be responsible for the negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it with reasonable care. Neither the Servicer nor any of its officers, directors, employees, nominees, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or any such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct).

6.10 SECURITY
     To the extent the Servicer has a good faith belief that it is insecure, the Servicer shall have the right to escrow any and all funds which would otherwise be payable to the Dealer until such time as Servicer is confident that the risk is no longer present. Servicer shall have the right pursuant to Section 6.08, to set off its losses out of this escrow account.

6.11 WAIVER OF JURY TRIAL
     The Dealer, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation based upon or arising out of this Agreement or any course of conduct, dealing, statements (whether oral or written), or actions of Dealer or Servicer. Dealer shall not seek to consolidate, by counterclaim or otherwise any such action in which a jury trial cannot be or has not been waived.

6.12 NO WAIVER
     No delay on the part of the Servicer in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Servicer shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by Servicer shall be effective unless in writing and signed by the Servicer, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

6.13 COMPLETE AGREEMENT
     This Agreement contains the complete agreement of the parties hereto, and supersedes any and all prior agreements (whether written or oral), with respect to the subject matter hereof. This Agreement may not be altered or amended without the written consent of both parties.


         THIS AGREEMENT IS ACCEPTED AND AGREED TO BY EACH OF THE UNDERSIGNED, AFTER EACH OF THE UNDERSIGNED HAS CONSULTED WITH LEGAL COUNSEL, AND EACH OF THE UNDERSIGNED HAS CAREFULLY READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have caused the Servicing Agreement to be duly executed by their respective officers as of the day and year written on Page 1. This Agreement shall be deemed effective upon receipt by Servicer of a duly executed Agreement along with the applicable sign up fee.


________________________________________________________________________________
DEALERSHIP

By: ____________________________________________________________________________


Title:__________________________________________________________________________
                             (Must be Officer of Dealership)


CREDIT ACCEPTANCE CORPORATION

By: ____________________________________________________________________________


Title: _________________________________________________________________________

        COMPLETE BOTH RESOLUTIONS ONLY IF THE DEALERSHIP IS A CORPORATION


                       RESOLUTION OF BOARD OF DIRECTORS OF

                       ___________________________________
                              (Name of Dealership)

RESOLVED, That the president of this Corporation be and hereby is authorized and empowered to enter into a contract for services with the Credit Acceptance Corporation, in the name and in behalf of this Corporation, upon such terms and conditions as may be agreed upon between him and said Credit Acceptance Corporation.

I, ____________________________________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and corporate seal of _______________________________________________________________________,
a corporation organized and existing under the laws of the State of ___________ ____________________, and that the above is true and correct copy of a resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the bylaws of said Corporation on ___________________________, 19____, and that such resolution is now in full force and effect.

IN WITNESS WHEREOF, I affixed my name as Secretary and have caused the corporate seal of said Corporation to be hereunto affixed, this __________ day of ______________________, 19____.



                                      __________________________________________
                                                       Secretary







                       RESOLUTION OF BOARD OF DIRECTORS OF

                       ___________________________________
                              (Name of Dealership)

RESOLVED, That the proposed contracts between this Corporation and Credit Acceptance Corporation submitted to this meeting, be and it hereby is accepted, that__________________________________________________________________,
President, and ________________________________, Vice President, be and they hereby are authorized to execute in the name and in behalf of this Corporation, a contract substantially in the form submitted to this meeting.

I, __________________________________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and corporate seal of _____________________________________________________________________,
a corporation organized and existing under the laws of the State of ________ _________________________, and that the above is a true and correct copy of a resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with the law and bylaws of said Corporation on _____________ day of _________________________, 19____.



                                      __________________________________________
                                                       Secretary

[CAC LOGO] CREDIT ACCEPTANCE CORPORATION

                                 ADDENDUM NO. 1
                         (CAC/VOYAGER INSURANCE PROGRAM)
                                       TO
                               SERVICING AGREEMENT
         dated as of________________________________________,19_________
                                     between
                 CREDIT ACCEPTANCE CORPORATION ("The Servicer")
                                       and

           ______________________________________________ ("Dealer")

         By executing this addendum, Dealer agrees to participate in the credit life and disability insurance program offered by Servicer in connection with Voyager Insurance Companies ("Voyager"), as described herein (the "CAC/Voyager Insurance Program"). When executed by Servicer and the Dealer, this addendum shall become a part of the Servicing Agreement. All capitalized terms herein shall have the meanings assigned to them in the Servicing Agreement.

     1. Pursuant to the CAC/Voyager Insurance Program, Voyager will issue to Dealer a group policy of insurance for coverage of Dealer's customers. The terms of the relationship between Dealer and Voyager shall be governed exclusively by agreements to be executed by Dealer and Voyager. This Addendum does not, and shall not be deemed to, alter or affect in any way the relationship between Voyager and Dealer.

     2. If the premium for coverage under the Dealer's group insurance policy is financed by Dealer and becomes a part of a Receivable assigned to Servicer under the Servicing Agreement, Servicer will add to the Advance otherwise payable to Dealer upon acceptance by Servicer of a Qualifying Receivable, an amount equal to ___% of the premium (the "Premium Advance"). The Premium Advance will be paid by Servicer on behalf of Dealer to Voyager, and will be considered a part of the Advance related to the accepted Qualifying Receivable for all purposes under the Servicing Agreement. Premiums refunded as a result of the surrender or cancellation of coverages written by Dealer will, upon notification by Voyager or Dealer as the case may be, be credited to Dealer's customer's account as a "credit adjustment," thereby reducing the principal amount of the installment contract by the aggregate amount of refunds received by the Servicer from Voyager or the Dealer, as the case may be.

     3. To participate in the CAC/Voyager Insurance Program, Dealer must include a copy of the certificate of insurance under the Dealer's group insurance policy as a part of the Receivables Files submitted to Servicer by Dealer in connection with the acceptance by Servicer of installment contract under the Servicing Agreement. Dealer-financed insurance premiums that are not presented under the CAC/Voyager Insurance program will not be eligible for the Premium Advance. Submission of the certificate of insurance by Dealer to the Servicer is for Servicer's information only and shall not affect insurance coverage, Dealer's relationship with its customer with respect to insurance or Dealer's relationship with Voyager, and the Servicer shall have no liability to Dealer or to Dealer's Customer as a result thereof or of issuing the Premium Advance.

     4. Participation in the CAC/Voyager Insurance Program by Dealer is conditioned upon the following:

            (a) Dealer must enter into all agreements and relationships with Voyager as may be required by Voyager from time-to-time.

            (b) Dealer must have all license and authorizations required under all federal, state and local laws, ordinances, regulations and orders applicable to participation in the CAC/Voyager Insurance Program; and

            (c) Dealer must provide the Servicer with written evidence of satisfaction of the foregoing conditions prior to eligibility to participate in the CAC/Voyager Insurance Program and, for purposes of continued eligibility, upon Servicer's request from time-to-time during the term of the Servicing Agreement.

     5. In addition to Dealer's representations and obligations set forth in the Servicing Agreement, Dealer agrees with the Servicer, as follows:

            (a) to familiarize itself with all state and federal laws and regulations applicable to its participation in the CAC/Voyager Insurance Program and to conduct itself in compliance therewith;

            (b) to adhere to all rules, requirements, underwriting standards, manuals, and procedures of the CAC/Voyager Insurance Program;

            (c) to not engage in unlawful rebating, discrimination, misrepresentation, twisting or any unfair trade practice prohibited by applicable law;


            (d) to not induce the lapse, cancellation, or termination of any certificate issued under the Dealer's group policy prior to its scheduled expiration;

            (e) to notify the Servicer of the receipt of legal notices or service of process affecting Servicer or the CAC/Voyager Insurance Program and to immediately forward same to Servicer;

            (f) to not negotiate or endorse any check or other negotiable instrument made payable to the Servicer and to forward same immediately to the Servicer;

            (g) to not publish, circulate, or display any advertisements, circulars, or other promotional materials relating to the CAC/Voyager Insurance Program, or to print, replicate, display, or utilize in any fashion the name, trademark, service mark, logo, or other identifying emblem or insignia of Servicer, Voyager or any of their respective affiliates unless the content or use thereof has received the prior written approval of Servicer or Voyager, as the case may be;

            (h) to be solely responsible for the payment of compensation to all employees, agents and sub-agents utilized by Dealer and to indemnify and defend Servicer from and against any claim for compensation by said employees, agents, and sub-agents; and

            (i) to perform all agreements and obligations of Dealer to Voyager.


(R) 1994, Credit Acceptance Corporation. All rights reserved.              11/97

     6. Servicer may discontinue the CAC/Voyager Insurance Program or terminate Dealer's participation therein at any time, in its absolute and sole discretion, and without advance notice to Dealer. Dealer may terminate its participation in the CAC/Voyager Insurance Program upon 30 days written notice to Servicer, provided that such termination will not terminate Dealer's obligations and liabilities to Servicer hereunder for any matters occurring prior to the date of such termination or for any inaccuracy or breach by Dealer in any of the representations or agreements of Dealer contained herein.

     7. Servicer may terminate its relationship with Voyager and enter into a new credit life and disability insurance program with another qualified life insurance company upon thirty (30) days written notice to the Dealer. Should Servicer make such a substitution, this Addendum shall remain in full force and effect without any further act by Servicer or Dealer.

     8. Nothing in this Addendum shall be deemed to effect Servicer's or Dealer's rights or obligations under the Servicing Agreement, except as expressly set forth herein.



_______________________________________________________________________________
Dealership Name

Address:_______________________________________________________________________
         (Street, City, State and Zip Code)


By:____________________________________________________________________________


Title:_________________________________________________________________________
         (Must be Officer of Dealership)



CREDIT ACCEPTANCE CORPORATION

By:____________________________________________________________________________


Title:_________________________________________________________________________


Date:__________________________________________________________________________

[CAC LOGO] CREDIT ACCEPTANCE CORPORATION

                                 ADDENDUM NO. 2
                        (BUYERS VEHICLE PROTECTION PLAN)
                                       TO
                               SERVICING AGREEMENT
         dated as of________________________________________,19_________
                                     between
                 CREDIT ACCEPTANCE CORPORATION ("The Servicer")
                                       and

          __________________________________________________ ("Dealer")


         By executing this addendum, Dealer agrees to participate in the vehicle service contract financing program offered by Servicer in connection with its wholly-owned subsidiary, Buyers Vehicle Protection Plan, Inc. ("Buyers"), as described herein (the "Service Contract Program"). When executed by Servicer and the Dealer, this addendum shall become a part of the Servicing Agreement. All capitalized terms herein shall have the meanings assigned to them in the Servicing Agreement.

     1. If the purchase price for a vehicle service contract issued by Dealer under Dealer's vehicle service contract program administered by Buyers is financed by Dealer and becomes a part of a Receivable assigned to Servicer under the Servicing Agreement, Servicer will add to the advance otherwise payable to dealer upon acceptance by Servicer of a Qualifying Receivable, an amount equal to the selling price of such vehicle service contract (the "Service Contract Advance") up to a maximum of the suggested retail price. Dealer authorizes the Servicer to disburse an amount equal to the net Dealer cost of the subject vehicle service contract including any vehicle surcharge to Buyers with the remainder (representing the difference between the net Dealer cost of the subject vehicle service contract including any vehicle surcharge and the purchase price up to the stated maximum therefor charged by Dealer to its customer) to the Dealer. The Service Contract Advance will be considered part of the Advance related to the accepted Qualifying Receivable for all purposes under the Servicing Agreement. Any refunds payable to Dealer's customer as a result of cancellation of a vehicle service contract will be credited to Dealer's customer's account as a "credit adjustment," thereby reducing the principal amount of the installment contract by the aggregate amount of refunds due Dealer customer.

     2. To participate in the Service Contract Program, Dealer must include a copy of the fully executed limited Used Vehicle Service Contract supplied to Dealer by Buyers as a part of the Receivables files submitted to Servicer by Dealer in connection with the acceptance by Servicer of installment Contracts under the Servicing Agreement. Dealer financed vehicle service contracts that are not presented under the Service Contract Program will not be eligible for the Service Contract Advance. Submission of a copy of the Limited Used Vehicle Service Contract to Servicer is for Servicer's information only and shall not effect coverage under any such contract, Dealer's relationship with its customer under such contract or Dealer's relationship with Buyers, and Servicer shall owe no liability to Dealer or Dealer's Customer as a result thereof or of disbursing the Service Contract Advance.

     3. Participation in the Service Contract Program is conditional upon the following:

            (a) Dealer must have in full force and effect a Dealer Agreement with Buyers;

            (b) Dealer must have all licenses and authorizations, if any, required under all federal, state and local laws, ordinances, regulations and orders applicable to participation in the Service Contract Program, and the sale by Dealer of vehicle service contracts; and

            (c) Dealer must provide Servicer with written evidence of satisfaction of the foregoing conditions prior to eligibility to participate in the Service Contract Program and, for purposes of continued eligibility, upon Servicer's request from time-to-time during the term of this Servicing Agreement.

     4. In addition to Dealer's representations and obligations set forth in the Servicing Agreement, Dealer makes the following representations to the
        Servicer:

            (a) to familiarize itself with all state and federal laws and regulations applicable to its participation in the Service Contract Program and shall conduct itself in compliance therewith;

            (b) to adhere to all rules, requirements, underwriting standards, manuals, and procedures of the Service Contract Program;

            (c) to not engage in unlawful rebating, discrimination, misrepresentation, twisting or any unfair trade practice prohibited by applicable law;

            (d) to not induce the cancellation, or termination of any vehicle service contract sold by Dealer prior to its scheduled expiration;

            (e) to notify Servicer of the receipt of legal notices of service of process affecting Servicer or the Service Contract Program and to immediately forward same to Servicer;

            (f) to not negotiate or endorse any check or other negotiable instrument made payable to the Servicer and to forward same immediately to Servicer;

            (g) to not publish, circulate, or display any advertisements, circulars, or other promotional materials relating to the Service Contract Program, or to print, replicate, display, or utilize in any fashion the name, trademark, service mark, logo, or other identifying emblem or insignia of Servicer, Buyers or any of their respective affiliates unless the content or use thereof has received the prior written approval of Servicer or Buyers, as the case may be;

            (h) to be solely responsible for the payment of compensation to all employees, agents and sub-agents utilized by Dealer and to indemnity and defend the other party from and against any claim for compensation by said employees, agents, and sub-agents; and

     5. Servicer may discontinue the Service Contract Program or terminate Dealer's participation therein at any time, in its absolute and sole discretion, and without advance notice to Dealer. Dealer may terminate its participation in the Service Contract Program upon 30 days written notice to Servicer, provided that such termination will not terminate Dealer's obligations and liabilities to Servicer hereunder to any matters occurring prior to the date of such termination or for any inaccuracy or breach by Dealer in any of the representations or agreements of Dealer contained herein.

     6. Nothing in this Addendum shall be deemed to effect Servicer or Dealer's rights or obligations under the Servicing Agreement, except as expressly set forth herein.



(R) 1994, Credit Acceptance Corporation. All rights reserved.              11/97

_______________________________________________________________________________
Dealership Name

Address:_______________________________________________________________________
         (Street, City, State and Zip Code)


By:____________________________________________________________________________


Title:_________________________________________________________________________
         (Must be Officer of Dealership)



CREDIT ACCEPTANCE CORPORATION

By:____________________________________________________________________________


Title:_________________________________________________________________________


Date:__________________________________________________________________________

[CAC LOGO] CREDIT ACCEPTANCE CORPORATION

                                DEALER AGREEMENT
                    FOR BUYER'S VEHICLE PROTECTION PLAN, INC.

Dealer Name:___________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Phone: (__________)____________________________________________________

Is repair facility available?  [ ]Yes   [ ]No

If answer is "yes," complete the following:

Retail Labor Rate:_________________day of______________________, 19______,
between BUYERS VEHICLE PROTECTION PLAN, INC. (the "Dealer").


I. RECITALS:
     A. The Dealer has a vehicle service contract program that it offers to purchasers of used motor vehicles.

     B. The Administrator is in the business of designing and administering vehicle service contract programs and the Dealer desires to retain the Administrator to design and administer the Dealer's vehicle service contract program on the terms set forth herein.

     C. NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, the parties agree as follows:

II. DEFINITIONS:
     A. The term "Program" refers to the Dealer's vehicle service contract program designed and administered by the Administrator pursuant to the terms of this Agreement.

     B. The term "Contract" refers to a vehicle service contract sold and issued by Dealer pursuant to the Program.

     C. The term "Contract Holder" refers to the purchaser and owner of a contract.

     D. The term "Covered Repairs" refers to repairs, replacement, labor, materials and any other services which Dealer is obligated to provide to Contract Holder, or to reimburse Contract Holder therefore, under the contract.

     E. The term "Repair Facility" means a person, partnership, association or corporation in the business of repairing vehicles which has agreed with the Administrator to honor claims for Covered Repairs under the Contract administered by the Administrator.

III. ADMINISTRATOR OBLIGATIONS:
     A. The Administrator shall act as Dealer's administrator and is authorized, when requested by Dealer, to perform any and all of the following services to the extent necessary to meet Dealer's needs and contractual obligations:

         1. Educate, train and advise Dealer or Dealer's representatives in the administration and marketing of the Program;

         2. Provide administrative forms, promotional displays, manuals and unexecuted Contract forms to enable Dealer to sell and issue Contracts and to administer the Program, to the extent the responsibility for administration has not been delegated to the Administrator;

         3. Select and make agreements with the Repair Facilities, in which the Repair Facilities agree to honor claims for Covered Repairs under the Program, and

         4. Verify that Contracts are valid and enforceable prior to Dealer or Repair Facility performing Covered Repairs.

         The Dealer agrees that when repairs are provided by a Repair Facility that the Administrator shall have no liability to Dealer for any loss or damage caused by defective materials installed by, or the workmanship or negligence of, the Repair Facility.

     B. The Administrator shall review, adjust, and settle claims for Covered Repairs by Contract Holders which are presented to the Dealer and which are verified and approved by the Administrator under the Program and shall advise Dealer as to the proper disposition of such claims. Dealer shall then be reimbursed for Covered Repairs to the extent provided under the Contract.

     C. None of the obligations of the Administrator set forth herein shall be construed as the Administrator's assumption of Dealers risk or liability.

     D. The Administrator may subcontract any or all of its obligations hereunder from time-to-time and to subcontract of its choice without permission of or notification to Dealer. As of the date of this Agreement, the Administrator has subcontracted all of its obligations hereunder to
     _______________________________________________________________________.

IV. DEALER OBLIGATIONS:
     A. Dealer shall solicit and issue Contracts to Contract Holders to be administered by the Administrator. Such sales are incidental to and as a natural extension of Dealer's business of selling vehicles. Dealer acknowledges that the Program has been developed by the Administrator and that Dealer has been licensed to use the Program's trade names, promotional material, Contract forms and proprietary procedures associated therewith only during the term of this Agreement. At the termination of this Agreement, Dealer shall return all such material and contract forms to the Administrator and shall not use the Program's trade names, forms, or proprietary procedures thereafter.

     B. Dealer shall, promptly as possible following the sale by Dealer of each Contract, but no later than thirty (30) days after such sale, remit to Administrator completed copies of Contracts together with the net Dealer cost for such Contracts as set forth in the most recent net rate schedule provided to Dealer by the Administrator. The Administrator shall have no obligation to Dealer or Contract Holder in respect to any Contract until Dealer shall have remitted to the Administrator the full amount of the net Dealer cost as provided in this paragraph.

     C. Dealer agrees to follow the procedures and to use only the forms provided and approved by the Administrator, for Contracts to be administered under this Agreement. Dealer further agrees to return any void or spoiled contracts to the Administrator.

     D. Dealer agrees, for claims submitted by Contract Holders to contact the Administrator to receive authorization prior to proceeding. Any repairs made without such authority, as evidenced by an authorization number from the Administrator, shall be uncovered and Dealer shall not be reimbursed for such repairs by the Administrator.

     Dealer further agrees to unconditionally warranty all covered repairs for a period of not less than ninety (90) days or four thousand (4,000) miles.

     Dealer shall be reimbursed for Covered Repairs based on retail labor rate and last rate manual shown above and the Dealer's retail cost of replacement parts

(R) 1994, Credit Acceptance Corporation. All rights reserved.              11/97
     that are like kind and quality. Retail cost shall be determined at the lower of actual cost multiplied by 1.4 or list price. Covered Repairs occurring within the first twenty (20) days of the Contract's effective date shall be the sole responsibility of the Dealer.

     All claims not submitted to the Administrator within ninety days from the date of repair shall not be paid by the Administrator and the Administrator shall have no obligations or liability with respect to such claims.

     Dealer agrees to provide refunds to Contract Holders as provided in the Contract. The Administrator shall be responsible for refunds to the Dealer to extent of the net rate remitted to the Administrator and the cancellation provisions allowed in the Contract. Further, the Administrator shall be entitled to the entire cancellation or transfer fee, if any, provided in the Contract.

V. INDEMNIFICATION:
     Dealer shall hold harmless, indemnity and defend the Administrator, and its employees and representatives against all claims, demands and actions for loss, liability, damages, costs and expenses (including attorneys fees) caused by the act or omission to act of Dealer and its employees, which arise from any Contract which is not reported to the Administrator or which is the result of the act or omission to act of Dealer or Dealer's employees or representatives.

VL. DURATION OF AGREEMENT:
     This Agreement shall be effective on the date first written above and shall continue to force until terminated by either party giving to the other not less than thirty (30) days prior written notice of such termination. Termination of this Agreement shall not affect the responsibilities of either party on Contracts issued prior to the effective date of termination.

     This Agreement may be immediately terminated by the Administrator if no Contracts are submitted hereunder for sixty (60) days or if a petition in bankruptcy is filed by or against Dealer.

     The Agreement supersedes all prior agreements either oral or written, between Dealer and the Administrator, and may not be amended except in writing signed by both parties.

VLL. MISCELLANEOUS:
     Dealer shall have no authority to make, alter, modify, waive, or discharge any terms or conditions of the Program or any Contract, or any performance thereunder, or to waive any forfeiture, or to incur any liability on behalf of the Administrator.

     All notices pertaining to this Agreement must be in writing and transmitted through the United States Postal Service, postage prepaid to the address set forth by the respective party. Until Dealer notifies the Administrator of a different address, notices to Dealer shall be effective if sent to the address set forth above. Notices to the Administrator shall be effective if sent to Buyers Vehicle Protection Plan, Inc., 25505 W. Twelve Mile Road, Suite 3000, Southfield, Michigan 48034-8339, until the Administrator notifies Dealer of a different address.

     Dealer shall immediately notify the Administrator by telecopy, confirmed by mail of any lawsuit, regulatory inquiry, or complaint about the Program or a Contract.

     The Administrator may examine, during the term of this Agreement and for one (1) year after the expiration of any Contract issued pursuant hereto, at all reasonable times at the office of the Dealer, the books, records, cost of parts, labor involved, and any and all such other information of the Dealer pertaining to the rendering of Covered Repairs and the Program hereunder. The Administrator agrees not to use any information so acquired for any purpose other than as contemplated herein.



_______________________________________________________________________________
Dealer Name


_______________________________________________________________________________
Federal Tax I.D. Number


By:____________________________________________________________________________
Dealer Representative


Dated:_________________________________________________________________________



BUYERS VEHICLE PROTECTION PLAN, INC.


By:____________________________________________________________________________


Dated:_________________________________________________________________________


                                       2